UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2010 (November 10, 2010)

UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 11, 2010, UniTek Global Services, Inc. (the “Company”) issued a press release announcing the pricing of the offering of the Shares (as defined below).  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  The final terms of the offering are described in a prospectus supplement relating to the offering that was filed by the Company with the Securities and Exchange Commission on November 12, 2010.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On November 10, 2010, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with FBR Capital Markets & Co. and Roth Capital Partners, LLC, as representatives of the underwriters described therein (all such underwriters, collectively, the “Underwriters”).  The Underwriting Agreement provides for the issuance and sale by the Company, and the purchase by the Underwriters, of 19,000,000 shares of the Company’s common stock (the “Firm Shares”).  The Company also granted to the Underwriters an option to purchase up to 2,850,000 additional shares of the Company’s common stock (collectively with the Firm Shares, the “Shares”) to cover over-allotments, if any.  The Company expects to consummate the sale of the Firm Shares to the Underwriters, subject to the closing conditions specified in the Underwriting Agreement, on November 16, 2010.  The Underwriting Agreement is attached to this report as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1
Underwriting Agreement, dated November 10, 2010, by and among UniTek Global Services, Inc., FBR Capital Markets & Co. and Roth Capital Partners, LLC, as representatives of the underwriters described therein

99.1	Press Release of the Company, dated November 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: November 12, 2010	By:	/s/ Ronald J. Lejman
Ronald J. Lejman
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

1.1
Underwriting Agreement, dated November 10, 2010, by and among UniTek Global Services, Inc., FBR Capital Markets & Co. and Roth Capital Partners, LLC, as representatives of the underwriters described therein

99.1	Press Release of the Company, dated November 11, 2010